UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2014
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On February 25, 2014, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the fourth quarter and the year ended December 31, 2013. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes adjusted earnings per share amounts for fourth quarter and full year 2013 that exclude acquisition-related costs primarily associated with the Company’s acquisition of AirSep Corporation and current period adjustments related to the Company’s Convertible Notes. Also included for purposes of period-to-period comparison are adjusted earnings per share amounts for fourth quarter and full year 2012 that exclude certain acquisition-related costs that were recognized in the fourth quarter and for the full year. These adjusted earnings per share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Exchange Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per share amounts are reconciled to earnings per share in a table at the end of the news release.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated February 25, 2014, announcing the Company’s 2013 fourth quarter and annual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: February 25, 2014
By: /s/ Michael F. Biehl Michael F. Biehl Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated February 25, 2014, announcing the Company’s 2013 fourth quarter and annual results.

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